SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                February 3, 1997



                              BABY SUPERSTORE, INC.
             (Exact Name of Registrant as Specified in its Charter)


SOUTH CAROLINA                      0-24614                       57-0527831
(State or Other                     (Commission                (I.R.S. Employer
Jurisdiction                        File Number)         Identification Number)
of Incorporation)


                             1201 WOODS CHAPEL ROAD
                          DUNCAN, SOUTH CAROLINA 29334
               (Address of principal executive offices) (zip code)


                                 (864) 968-9292
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

            On February 3, 1997, pursuant to the terms of the Agreement and Plan of Merger, dated as of October 1, 1996, and as amended and restated as of December 26, 1996 (the "Merger Agreement"), among Toys "R" Us, Inc., a Delaware corporation ("Toys "R" Us"), BSST Acquisition Corp., a South Carolina corporation and wholly owned subsidiary of Toys "R" Us ("Sub"), Baby Superstore, Inc., a South Carolina corporation ("Baby Superstore"), and Jack P. Tate, Sub was merged with and into Baby Superstore, with Baby Superstore continuing as the surviving corporation and becoming a wholly owned subsidiary of Toys "R" Us (the "Merger").

            In connection with the Merger, (i) each outstanding share of common stock, without par value, of Baby Superstore ("Baby Superstore Common Stock"), other than shares owned by Mr. Tate, was converted into the right to receive
0.8121 of a share of common stock, par value $.01 per share, of Toys "R" Us ("Toys "R" Us Common Stock") and (ii) each share of Baby Superstore Common Stock owned by Mr. Tate was converted into the right to receive 0.5150 of a share of Toys "R" Us Common Stock.

            The terms of the Merger are more fully described in the definitive Proxy Statement on Schedule 14A filed by Baby Superstore with the Securities and Exchange Commission on January 2, 1997.



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

ITEM 7.  EXHIBITS

      2. Agreement and Plan of Merger, dated as of October 1, 1996, and as amended and restated as of December 26, 1996, among Toys "R" Us, Inc., BSST Acquisition Corp., Baby Superstore, Inc. and Jack
                  P. Tate (incorporated by reference to Exhibit 2 to Toys "R" Us' Registration Statement on Form S-4, File No. 333-18863).

      10. Shareholders Agreement, dated October 1, 1996, by and among Toys "R" Us, Inc., Jack P. Tate and Linda M. Robertson (Exhibit 2 to Baby Superstore's Current Report on Form 8-K, dated October 2, 1996, File No. 0-24614).




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

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          BABY SUPERSTORE, INC.



                                          By:/s/ Jodi L. Taylor
                                             ---------------------
                                             Jodi L. Taylor
                                             Chief Financial Officer
                                             and Treasurer


Dated:    February 13, 1997



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

                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K



                                                            Sequentially
Exhibit No.       Description of Exhibit                    Numbered
-----------       ----------------------                    --------

      2.          Agreement and Plan of Merger,
                  dated as of October 1, 1996,
                  and as amended and restated                     *
                  as of December 26, 1996, among
                  Toys "R" Us, Inc., BSST Acquisition
                  Corp., Baby Superstore, Inc. and
                  Jack P. Tate

      10.         Shareholders Agreement, dated
                  October 1, 1996, by and among Toys              *
                  "R" Us, Inc., Jack P. Tate and
                  Linda M. Robertson

----------
*  Incorporated by Reference